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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 15, 1998
                Date of Report (Date of Earliest Event Reported)


                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

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

       1-5492-1                                          02-0170100
(Commission File Number)                    (I.R.S. Employer Identification No.)
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                               44 FRANKLIN STREET
                           NASHUA, NEW HAMPSHIRE 03060
                    (Address of Principal Executive Offices)


                                  (603)880-2323
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5 - OTHER EVENTS


         On December 15, 1998, Nashua Corporation's Board of Directors approved an amendment to its Shareholder Rights Plan (the "Rights Plan") adopted in July 1996. The amendment eliminates the "dead hand" provision which permitted only a majority of directors who were in office at the time the Rights Plan was adopted or their designated successors to redeem or amend the Rights Plan after the Board's right to redeem terminates (10 days after a triggering event) and also provides for a 120 day waiting period following a successful shareholder proxy contest or shareholder action prior to the newly elected board either redeeming the rights or amending the Rights Plan in the context of a proposed acquisition.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          NASHUA CORPORATION



Date:  January 7, 1999                    By  /s/ Peter C. Anastos
                                          --------------------------------------
                                              Peter C. Anastos
                                              Vice President, General Counsel
                                              and Secretary